SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2017

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Registered Public Accounting Firm

On March 16, 2017, the Audit Committee (the “Audit Committee”) of the Board of Directors of Nortech Systems Incorporated (the “Company”) formally approved the engagement of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. On March 16, 2017, the Company informed RSM US LLP (“RSM”) that it was being dismissed as the Company’s independent registered public accounting firm.

The reports of RSM on the Company’s audited consolidated financial statements for the two most recent fiscal years ended December 31, 2016 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2015, and during the subsequent interim period preceding RSM’s dismissal, there were: (i) no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM would have caused RSM to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided RSM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that RSM furnish the Company with a letter addressed to the SEC stating whether or not RSM agrees with the above statements. A copy of the letter from RSM dated March 20, 2017 is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)                                 Engagement of New Independent Registered Public Accounting Firm

As set forth above, concurrent with the decision to dismiss RSM as the Company’s independent registered public accounting firm, the Audit Committee approved the engagement of Baker Tilly as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures.

During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2015, and during the subsequent interim period preceding Baker Tilly’s engagement, neither the Company, nor anyone on its behalf, consulted Baker Tilly with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

16.1	Letter of RSM US LLP to the Securities and Exchange Commission, dated March 20, 2017, regarding statements included in this Current Report on Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2017

Nortech Systems Incorporated
(Registrant)

/s/ Richard G. Wasielewski
Richard G. Wasielewski, CEO

Exhibit Index

Exhibit No.	Description

16.1	Letter of RSM US LLP to the Securities and Exchange Commission, dated March 20, 2017, regarding statements included in this Current Report on Form 8-K.